SUPPLEMENT TO THE PROSPECTUSES
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS


         Evergreen Fixed Income Fund II (the "Fund")

         Effective June 1, 2004, the following changes apply to the Fund's prospectuses and SAI.

         Evergreen Fixed Income Fund II will change its name to Evergreen Strategic Core Bond Portfolio.

         The section of the Fund's prospectuses entitled "HOW TO BUY SHARES" is revised to add the following paragraph:

         Evergreen Strategic Core Bond Portfolio's shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor's affiliate), or through special arrangements entered into on behalf of the Evergreen funds with certain financial firms.




April 26, 2004                                                (569526 4/04)